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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of NetZero, Inc. of our report dated August 9, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated August 9, 2000 relating to the financial statement schedule, which appears in this Annual Report on Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP

Woodland Hills, California
September 27, 2000